                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 1998
                                                  ----------------

                       COLONIAL REALTY LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-20707                   63-1098468
----------------------------    -----------------------   ----------------------
(State or other jurisdiction    Commission File Number:        (IRS Employer
     of incorporation)                                    Identification Number)

2101 Sixth Avenue North
Suite 750
Birmingham, Alabama                                                      35202
-------------------------------------------                           ----------
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (205) 250-8700
                                                    -----------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            COLONIAL PROPERTIES TRUST

Item 5        -   Other Events

Attached as Exhibits to this form are the documents listed below:


      Exhibit                   Document
      -------                   --------
        1.1                     Underwriting  Agreement  dated  July  9,  1998,  by  and  among
                                Colonial  Realty Limited  Partnership  and Merrill Lynch & Co.,
                                Merrill  Lynch,  Pierce,  Fenner & Smith  Incorporated,  Lehman
                                Brothers Inc. and Morgan Stanley & Co. Incorporated.

        1.2                     Terms  Agreement  dated  July 9,  1998,  by and among  Colonial
                                Realty  limited  Partnership  and Merrill Lynch & Co.,  Merrill
                                Lynch,  Pierce,  Fenner & Smith  Incorporated,  Lehman Brothers
                                Inc. and Morgan Stanley & Co. Incorporated.

        5.1                     Opinion of Hogan & Hartson  L.L.P.  regarding  the  legality of the Notes

        5.2                     Opinion of Sirote & Permutt, P.C., regarding Alabama law

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COLONIAL REALTY LIMITED
                                     PARTNERSHIP

                                     By:    Colonial Properties Holding Company,
                                            Inc., its General Partner

Date:  July 17, 1998                 By:  /s/ Howard B. Nelson, Jr.
                                          -------------------------
                                            Howard B. Nelson, Jr.,
                                            Chief Financial Officer and
                                            Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

      Exhibit                           Description                                                       Page
      -------                           -----------                                                       ----

        1.1                         Underwriting  Agreement  dated July 9, 1998,  by and
                                    among  Colonial   Realty  Limited   Partnership  and
                                    Merrill Lynch & Co., Merrill Lynch,  Pierce,  Fenner
                                    &  Smith  Incorporated,  Lehman  Brothers  Inc.  and
                                    Morgan Stanley & Co. Incorporated.

        1.2                         Terms  Agreement  dated July 9,  1998,  by and among
                                    Colonial  Realty  limited  Partnership  and  Merrill
                                    Lynch & Co., Merrill Lynch,  Pierce,  Fenner & Smith
                                    Incorporated,   Lehman   Brothers  Inc.  and  Morgan
                                    Stanley & Co. Incorporated.

        5.1                         Opinion  of Hogan &  Hartson  L.L.P.  regarding  the
                                    legality of the Notes

        5.2                         Opinion  of  Sirote  &  Permutt,   P.C.,   regarding
                                    Alabama law